United States Securities and Exchange Commission
Washington, D.C. 20429

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: September 17, 2008

FOUR OAKS FINCORP, INC.
(Name of Small Business Issuer in its Charter)

NORTH CAROLINA	56-2028446
(State or other Jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

6114 US 301 South, Four Oaks, North Carolina 27524
(address of Principal Executive Office)

(919) 963-2177
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This document contains 2 pages, excluding exhibits

ITEM 8.01.     OTHER EVENTS

On September 17, 2008, Four Oaks Fincorp, Inc. (OTC BB: FOFN) (the “Corporation”) issued a press release to file the announcement of  Four Oaks Bank & Trust Company being ranked as a Top 200 Community Bank in U.S.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit 99.1 Four Oaks Bank & Trust Company announces ranking in Top 200 Community Banks in U.S.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on June 6, 2007.

Four Oaks Fincorp, Inc.

Date:	September 17, 2008	/s/ Ayden R. Lee Jr.
		By:	Ayden R. Lee, Jr.
		Its:	Chairman, President & CEO